Exhibit 23.3

CONSENT OF TROUTMAN SANDERS LLP

We hereby consent to the use of our name under the caption “Legal Matters” in the Prospectus constituting a part of this Registration Statement on Form S-3ASR of PNM Resources, Inc.

August 18, 2006	/S/ TROUTMAN SANDERS LLP